UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2007

TYCO INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in its Charter)

Bermuda	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836
(Commission File Number)

Second Floor, 90 Pitts Bay Road
Pembroke, HM 08, Bermuda
(Address of Principal Executive Offices, including Zip Code)

441-292-8674
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Bridge Loan Facilities

On April 25, 2007, Tyco International Group S.A. (“TIGSA”), Tyco International Ltd. (“Tyco”) and certain other subsidiaries of Tyco entered into three bridge loan facilities with the lenders named therein (each, a “Bridge Loan Facility” and together, the “Bridge Loan Facilities”).  The aggregate commitment of the lenders under the Bridge Loan Facilities is $10 billion.

In connection with Tyco’s planned separation into three independent, publicly traded companies, TIGSA, Tyco and certain of their subsidiaries that are issuers of its corporate debt will commence tender offers to purchase for cash substantially all of their outstanding public debt and all of TIGSA’s outstanding Euro and Pound Sterling denominated debt (the tender offers collectively, the “Tender Offers” and the debt subject to the Tender Offers, the “Notes”).  A portion of the available funds under the Bridge Loan Facilities will be used, together with cash on hand, to pay the aggregate payments for Notes tendered and consents obtained pursuant to the Tender Offers, as well as all fees and costs associated with the Tender Offers.  Additional amounts under the Bridge Loan Facilities may be used to in connection with other debt refinancing activities.

Loans under the Bridge Loan Facilities (the “Loans”) may accrue interest, at the borrower’s option, either at (i) a base rate from time to time as defined in the Bridge Loan Facility, or (ii) LIBOR plus a margin depending on the amount of the applicable Bridge Loan Facility utilized and on the credit ratings applicable to the outstanding debt of the borrower.

The Loans will mature on the earliest to occur of (i) April 23, 2008, (ii) the date of any voluntary termination or reduction of commitments under TIGSA’s revolving credit agreements (or, after the completion of the separation, the revolving credit agreement of the company that is also the obligor under the relevant Bridge Loan Facility), or (iii) the date of any voluntary prepayment of any non-revolving debt of Tyco or any subsidiary in an aggregate outstanding principal amount exceeding $100,000,000, other than repayment of the debt to be refinanced with the proceeds of the Loans and intercompany transactions.

The Bridge Loan Facilities contain certain customary affirmative and negative covenants.  The availability of Loans under the Bridge Loan Facilities is also subject to material conditions, including the accuracy of certain customary representations and warranties.

In addition, the availability of Loans under the respective Bridge Loan Facility to finance the purchase of the Notes in the tender offers is conditioned upon the satisfaction of the conditions for such purchase described in the Tender Offer documentation.

The description of the Bridge Loan Facilities set forth under this Item 1.01 is qualified in its entirety by references to the complete terms and conditions of the Bridge Loan Facilities, which are filed as Exhibits 10.1, 10.2 and 10.3 hereto and are incorporated herein by reference.

Revolving Credit Facilities

On April 25, 2007, TIGSA, Tyco and certain other subsidiaries of Tyco entered into three revolving credit facilities with the lenders named therein (each, a “Revolving Credit Facility” and together, the “Revolving Credit Facilities”).  The aggregate commitment of the lenders under the Revolving Credit Facilities initially is $2.5 billion and will increase to $4.25 billion at the time of the anticipated separation of Covidien and Tyco Electronics from Tyco.  Of the aggregate commitment amount of $4.25 billion, a $1.25 billion commitment will be available to Tyco and a $1.5 billion commitment will be available to each of Covidien and Tyco Electronics.

The Revolving Credit Facilities will replace Tyco’s existing three-year and five-year credit facilities and be used for working capital, capital expenditures and other corporate purposes. Tyco initially will guarantee the Revolving Credit Facilities and Covidien and Tyco Electronics will each assume the obligations of Tyco with respect to one of the Revolving Credit Facilities in connection upon their separation from Tyco.

Loans under the Revolving Credit Facilities (the “Loans”) may accrue interest, at the borrower’s option, either at (i) a base rate from time to time as defined in the Revolving Credit Facility, or (ii) LIBOR plus a margin depending on the amount of the applicable Revolving Credit Facility utilized and on the credit ratings applicable to the outstanding debt of the borrower.

The Revolving Credit Facilities are scheduled to terminate on April 25, 2012, although if the Separation Transactions are not consummated by April 23, 2008, the Revolving Credit Facilities will terminate on December 16, 2009.

The Revolving Credit Facilities contain certain customary affirmative and negative covenants.  The availability of Loans under the Revolving Credit Facilities is subject to material conditions, including the accuracy of certain customary representations and warranties.

The description of the Revolving Credit Facilities set forth under this Item 1.01 is qualified in its entirety by references to the complete terms and conditions of the Revolving Credit Facilities, which are filed as Exhibits 10.4, 10.5, and 10.6 hereto and are incorporated herein by reference.

A press release announcing the entry into the Bridge Loan Facilities and the Revolving Credit Facilities is filed as Exhibit 99.1 hereto.

ITEM 2.03                                    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information disclosed in Item 1.01 of this Form 8-K is incorporated into this Item 2.03 in its entirety by reference.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

Exhibit No.	Description
10.1

Bridge Loan Agreement, dated as of April 25, 2007, among Tyco International Group S.A., Tyco International Ltd., Tyco International Finance S.A., the Lenders party thereto, and Citibank, N.A. as Administrative Agent.

10.2

Bridge Loan Agreement, dated as of April 25, 2007, among Tyco International Group S.A., Tyco International Ltd., Covidien International Finance S.A., Covidien Ltd., the Lenders party thereto, and Citibank, N.A. as Administrative Agent.

10.3

Bridge Loan Agreement, dated as of April 25, 2007, among Tyco International Group S.A., Tyco International Ltd., Tyco Electronics Group S.A., Tyco Electronics Ltd., the Lenders party thereto, and Bank of America, N.A. as Administrative Agent.

10.4	Credit Agreement, dated as of April 25, 2007, among Tyco International Finance S.A., Tyco International Ltd., the Lenders party thereto and Citibank, N.A. as Administrative Agent.

10.5	Credit Agreement, dated as of April 25, 2007, among Covidien International Finance S.A., Tyco International Ltd., Covidien Ltd., the Lenders party thereto and Citibank, N.A. as Administrative Agent.

10.6

Credit Agreement, dated as of April 25, 2007, among Tyco Electronics Group S.A., Tyco International Ltd., Tyco Electronics Ltd., the Lenders party thereto and Bank of America, N.A. as Administrative Agent.

99.1	Press release issued April 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

	By:	/s/ Christopher J. Coughlin
Christopher J. Coughlin
Executive Vice President and Chief Financial Officer

Date: April 26, 2007

Exhibit Index

Exhibit No.	Description
10.1

Bridge Loan Agreement, dated as of April 25, 2007, among Tyco International Group S.A., Tyco International Ltd., Tyco International Finance S.A., the Lenders party thereto, and Citibank, N.A. as Administrative Agent.

10.2

Bridge Loan Agreement, dated as of April 25, 2007, among Tyco International Group S.A., Tyco International Ltd., Covidien International Finance S.A., Covidien Ltd., the Lenders party thereto, and Citibank, N.A. as Administrative Agent.

10.3

Bridge Loan Agreement, dated as of April 25, 2007, among Tyco International Group S.A., Tyco International Ltd., Tyco Electronics Group S.A., Tyco Electronics Ltd., the Lenders party thereto, and Bank of America, N.A. as Administrative Agent.

10.4	Credit Agreement, dated as of April 25, 2007, among Tyco International Finance S.A., Tyco International Ltd., the Lenders party thereto and Citibank, N.A. as Administrative Agent.

10.5	Credit Agreement, dated as of April 25, 2007, among Covidien International Finance S.A., Tyco International Ltd., Covidien Ltd., the Lenders party thereto and Citibank, N.A. as Administrative Agent.

10.6

Credit Agreement, dated as of April 25, 2007, among Tyco Electronics Group S.A., Tyco International Ltd., Tyco Electronics Ltd., the Lenders party thereto and Bank of America, N.A. as Administrative Agent.

99.1	Press release issued April 26, 2007.